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                       EXHIBIT 10.34   TERMINATION OF FORBEARANCE AGREEMENT




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                                                                   Exhibit 10.34


                                  TERMINATION
                                       OF
                             FORBEARANCE AGREEMENT


         This termination of forbearance agreement (the "Agreement") is made and entered into as of the 31st day of December, 1999 and is by and among ARLINGTON SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership ("Borrower"); ARLINGTON SQUARE, INC., THE WASHINGTON CORPORATION WILLIAM N. DEMAS, JOHN D. WOLF, JONATHAN C. KINNEY and BARBARA A. KINNEY, as tenants by the entirety, DAVID B. KINNEY and K-F ASSOCIATES L.C. (individually, a "Guarantor" and collectively, the "Guarantors"); and ALLIED CAPITAL CORPORATION, a Maryland limited partnership and successor to Allied Capital Commercial Corporation ("Lender"). The Borrower, the Lender and the Guarantors are sometimes hereinafter collectively referred to herein as the "parties".

                                   RECITALS:

         R-1.     Pursuant to separate guarantees dated as of November 24, 1998
(individually, a "Guaranty" and collectively, the "Guarantees"), each of the Guarantors guaranteed repayment of all sums due pursuant to a certain promissory note dated November 20, 1997 from Borrower to Lender in the original principal amount of One Million Dollars ($1,000,000.00) (as modified by Allonge and Modification to Promissory Note dated April 23, 1998, "Note B").

         R-2.     Each Guarantor's liability pursuant to the Guaranty executed by it is secured by a pledge by the Guarantor of all (or fifty percent (50%), as the case may be) of its partnership interests in the Borrower pursuant to a certain Partnership Interest Pledge Agreement dated as of November 24, 1998 (individually, a "Pledge Agreement", and collectively, the "Pledge Agreements").

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         R-3.    Pursuant to that certain Forbearance Agreement dated as of
December 1, 1998, by and between the parties (the "Forbearance Agreement"), Lender agreed to forbear from seeking to enforce its rights pursuant to the Guarantees and the Pledge Agreement in the event that Borrower failed to pay to Lender in full the sum of One Million Eight Hundred and Fifty Thousand Dollars ($1,850,000.00), which amount represented sums remaining due and payable pursuant to Note B, by June 1, 2000, as required pursuant to the provisions of Note B.

         R-4.    Lender's Agreement to so forbear was upon the condition
that, notwithstanding the provisions of Note B, Borrower repaid said $1,850,000.00 over the period, at the interest rate and with monthly payments set forth in an amortization schedule incorporated into the Forbearance Agreement.

         R-5.    Note B has since been amended and restated in its entirety pursuant to an Amended and Restated Promissory Note dated as of December 1, 1998 in the principal amount of One Million Eight Hundred and Fifty Thousand Dollars ($1,850,000.00) (the "Amended and Restated Note"), pursuant to which such amount is to be repaid by Borrower to Lender over a period, at an interest rate and with monthly payments consistent with the amortization schedule incorporated into the Forbearance Agreement.

         R-6.    Accordingly, the Forbearance Agreement serves no further
purpose and the parties desire to terminate the Forbearance Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the above-premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

         1. The foregoing Recitals are hereby incorporated herein by this reference as through fully set forth in the body of this Agreement.

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         2.       Effective the date hereof, the Forbearance Agreement is hereby terminated. The above notwithstanding, all payments made pursuant to the Forbearance Agreement shall be credited as having been made pursuant to the Amended and Restated Note.

         3. In the event that Borrower shall fail to timely pay to Lender any amounts due and payable pursuant to the Amended and Restated Note, Guarantors hereby acknowledge and agree that Lender may seek to enforce its rights pursuant to the Guarantees and the Pledge Agreements pursuant to the provisions thereof, subject however to Lender's agreement that it will not seek to enforce such rights pursuant to the Guarantees and Pledge Agreements for a period of ninety (90) days after the date of written notice to Borrower given pursuant to the provisions of the Loan Agreement dated April 20, 1997 by and among Borrower, Lender, The Washington Corporation and Arlington Square, Inc. Furthermore, in the event the indebtedness evidenced by the Amended and Restated Note shall be accelerated for any reason other than Borrower's failure to pay any payment of principal and/or interest due Lender which continues for three (3) days after written notice from Lender to Borrower (a "Non-Monetary Acceleration"), then so long as monthly payments continue to be timely made to Lender pursuant to Paragraph 2(b) of the Amended and Restated Note and the required payment at maturity is timely made pursuant to Paragraph 2(c) of the Amended and Restated Note despite the Non-Monetary Acceleration, Lender shall forebear from enforcing its rights pursuant to the Guarantees and the Pledge Agreements. The foregoing shall be without prejudice to Lender's rights to proceed against any of Borrower's collateral or other assets upon the occurrence of a Non-Monetary Acceleration, subject, however, to the provisions of that certain Subordination Agreement dated November 25, 1998, as amended, by and among Borrower, Lender and Metropolitan Life Insurance Company (as Senior Lender).

         4.       This Agreement may be entered into in counterparts.


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         5.       This Agreement shall be governed in accordance with the laws of the State of Maryland.

         In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                                        BORROWER

                                        Arlington Square Limited Partnership
                                        By:  Arlington Square, Inc.
                                        General Partner

                                        By: /s/ William N. Demas
                                           -------------------------------------
                                           Name:  William N. Demas
                                           Title: President


                                        LENDER:

                                        Allied Capital Corporation

                                        By: /s/ Michael J. Grisius
                                           -------------------------------------
                                           Name:  Michael J. Grisius
                                           Title: Principal


                                        GUARANTORS:

                                        Arlington Square, Inc.

                                        By: /s/ William N. Demas
                                           -------------------------------------
                                           Name:  William N. Demas
                                           Title: President


                                        (SIGNATURES CONTINUED ON FOLLOWING PAGE)

                                        The Washington Corporation

                                        By: /s/ William N. Demas
                                           -------------------------------------
                                           Name:  William N. Demas
                                           Title: President


                                        /s/ William N. Demas
                                        ----------------------------------------
                                        William N. Demas

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                                        /s/ John D. Wolf
                                        ----------------------------------------
                                        John D. Wolf


                                        /s/ Jonathan C. Kinney
                                        ----------------------------------------
                                        Jonathan C. Kinney, tenant by the
                                        entirety with Barbara A. Kinney



                                        /s/ Barbara A. Kinney
                                        ----------------------------------------
                                        Barbara A. Kinney, tenant by the
                                        entirety with Jonathan C. Kinney


                                        /s/ David B. Kinney
                                        ----------------------------------------
                                        David B. Kinney

                                        K-F Associates L.C.


                                        By: /s/ David B. Kinney
                                           -------------------------------------
                                           Name:   David B. Kinney
                                           Title:  Manager











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